                                                                    EXHIBIT 23.1



                               CONSENT OF COUNSEL


     We herby consent to the reference to us in the Prospectus constituting part of this Pre-Effective Amendment No. 5 to the Form SB-2 Registration Statement for Mirenco, Inc., under the caption "Legal Matters."



                                                   /s/ DUNCAN, BLUM & ASSOCIATES


Bethesda, Maryland
December 20, 2000